UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2006

Duckwall-ALCO Stores, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage

Abilene, Kansas 67410

(Address of principal executive offices) (Zip Code)

(785) 263-3350

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 1, 2006, Duckwall-ALCO Stores, Inc. filed a current report on Form 8-K (the “Initial Form 8-K”) in connection with the entry into a new employment agreement for Bruce C. Dale. On August 2, 2006, the Company filed an amendment to the Initial Form 8-K (collectively, with the Initial Form 8-K, the "Form 8-K") to include Exhibit 10.1 as an attachment, which attachment was not included with the Initial Form 8-K.

This Amendment No. 2 amends and restates the Form 8-K by correcting two errors to the employment agreement attached as Exhibit 10.1 to the Amendment No. 1. Section 3.1 of the corrected Exhibit 10.1 reflects an annual salary for Mr. Dale of $365,000, which was incorrectly reported in the Exhibit 10.1 to the Amendment No. 1 as $325,000 for a portion of the term. Section 3.2 of the corrected Exhibit 10.1 reflects 7.15% versus the 7.5% Return on Equity bonus threshold that was incorrectly reported in the Exhibit 10.1 to the Amendment No. 1.

Item 1.01	Entry into a Material Definitive Agreement.

On August 1, 2006, Duckwall-ALCO Stores, Inc. (the "Company") announced that it entered into a new employment agreement dated August 1, 2006, with Bruce C. Dale (the "Employment Agreement"). A copy of the press release containing the announcement is filed with this Current Report as Exhibit 99.1 and is incorporated by reference herein.

The Employment Agreement is effective as of August 1, 2006, and has a term ending on March 31, 2012. The Employment Agreement may be terminated prior to the end of the term by Mr. Dale upon 30 days prior written notice to the Company and by the Company at any time.

Under the Employment Agreement, Mr. Dale covenants during the term of the Employment Agreement, and for two years after its term ends, not to (a) compete with the Company, or (b) solicit the Company's employees or customers. Mr. Dale also agrees to keep proprietary information of the Company confidential during and after the term of the Employment Agreement.

The Company will pay Mr. Dale an annual base salary of $365,000. Mr. Dale is eligible for a performance bonus equal to 75% of his base pay.

The above is only a summary of the material terms of Mr. Dale's employment agreement with the Company and is subject in its entirety to the actual Employment Agreement, a copy of which is filed under Item 9.01 of this Current Report as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Employment Agreement dated as of August 1, 2006, between Duckwall-ALCO Stores, Inc. and Bruce C. Dale.

99.1	Press Release dated August 1, 2006, furnished solely for the purpose of incorporation by reference into Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCKWALL-ALCO STORES, INC.

Date: August 25, 2006	By: /s/ Michael S. Marcus
Michael S. Marcus
Vice President - Finance and Treasurer

EXHIBIT INDEX

10.1	Employment Agreement dated as of August 1, 2006, between Duckwall-ALCO Stores, Inc. and Bruce C. Dale.

99.1	Press Release dated August 1, 2006, furnished solely for the purpose of incorporation by reference into Item 9.01.